Janus Fund

                 Supplement dated January 1, 2000 to Prospectus
                            dated February 17, 1999

THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS DATED FEBRUARY 17, 1999. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

The following information supplements the information in the PORTFOLIO MANAGER section on page 32 of the Prospectus:

Blaine P. Rollins is Executive Vice President and portfolio manager of Janus Fund, replacing James P. Craig who previously managed Janus Fund from June 1986 through December 1999. Mr. Rollins served as Executive Vice President and portfolio manager of Janus Balanced Fund from January 1996 through December 1999, Executive Vice President and portfolio manager of Janus Equity Income Fund from June 1996 through December 1999 and as an assistant portfolio manager of Janus Fund from January 1994 through December 1999.

Karen L. Reidy is an assistant portfolio manager of Janus Fund. She is also Executive Vice President and portfolio manager of Janus Balanced Fund and Janus Equity Income Fund, replacing Blaine P. Rollins who previously managed Janus Balanced Fund and Janus Equity Income Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms. Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She is a Chartered Financial Analyst.

John H. Schreiber is an assistant portfolio manager of Janus Fund. Mr. Schreiber joined Janus Capital in 1997 as an equity research analyst. Prior to joining Janus Capital, he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in mechanical engineering from the University of Washington and a Master of Business Administration from Harvard University. He is a Chartered Financial Analyst.

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